                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 July 31, 2000
                               ----------------
               Date of Report (Date of Earliest Event Reported)


                            United Air Lines, Inc.
                        -------------------------------
            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)


        333-90657                                     36-2675206
        ---------                                     ----------
   (Commission File Number)              (I.R.S. Employer Identification No.)



 1200 East Algonquin Road, Elk Grove Township, Illinois           60007
-------------------------------------------------------        ------------
     (Address of Principal Executive Offices)                   (Zip Code)


                                (847) 700-4000
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-90657) of United Air Lines, Inc. The Registration Statement and the Prospectus Supplement, dated July 20, 2000, to the Prospectus, dated July 29, 2000, relate to the offering of United Air Lines, Inc.'s Pass Through Certificates, Series 2000-1.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, United Air Lines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              UNITED AIR LINES, INC.


                              By /s/ Francesca M. Maher
                                -----------------------
                              Francesca M. Maher
                              Senior Vice President, Secretary and General
                              Counsel

August 10, 2000
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                                 EXHIBIT INDEX

     1.1 Underwriting Agreement, dated July 20, 2000, among Goldman Sachs & Co., Morgan Stanley & Co. Incorporated, Banc One Capital Markets, Inc., Credit Suisse First Boston Corporation and Salomon Smith Barney Inc., as Underwriters, and United Air Lines, Inc.

     4.1 Revolving Credit Agreement (2000-1A-1), dated as of July 31, 2000, between State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, as Borrower, and Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider

     4.2 Revolving Credit Agreement (2000-1A-2), dated as of July 31, 2000, between State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, as Borrower, and Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider

     4.3 Revolving Credit Agreement (2000-1B), dated as of July 31, 2000, between State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, as Borrower, and Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider

     4.4 Pass Through Trust Agreement, dated as of July 31, 2000, between United Air Lines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Trustee

     4.5 Trust Supplement No. 2000-1A-1, dated July 31, 2000, between United Air Lines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Trustee, to Pass Through Trust Agreement, dated as of July 31, 2000

     4.6 Trust Supplement No. 2000-1A-2, dated July 31, 2000, between United Air Lines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Trustee, to Pass Through Trust Agreement, dated as of July 31, 2000

     4.7 Trust Supplement No. 2000-1B, dated July 31, 2000, between United Air Lines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Trustee, to Pass Through Trust Agreement, dated as of July 31, 2000

     4.8 Trust Supplement No. 2000-1C-1, dated July 31, 2000, between United Air Lines, Inc. and State Street Bank and Trust Company of Connecticut, National
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          Association, as Trustee, to Pass Through Trust Agreement, dated as of
          July 31, 2000

     4.9 Trust Supplement No. 2000-1C-2, dated July 31, 2000, between United Air Lines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Trustee, to Pass Through Trust Agreement, dated as of July 31, 2000

     4.10 Intercreditor Agreement, dated as of July 31, 2000, among State Street Bank and Trust Company of Connecticut, National Association, as Trustee, Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider, and State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent and Trustee

     4.11 AFE Trust Note Purchase Agreement, dated as of July 31, 2000, among United Air Lines, Inc., AFE Trust, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, Subordination Agent and AFE Indenture Trustee

     4.12 United Equipment Note Purchase Agreement, dated as of July 31, 2000, among United Air Lines, Inc., State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, Subordination Agent and United Equipment Indenture Trustee

     4.13 747 Leased Equipment Note Purchase Agreement, dated as of July 31, 2000, among United Air Lines, Inc., State Street Bank and Trust Company, as Owner Trustee under the 747 Leased Aircraft Trust Agreement, BancBoston United Leasing LLC, as Owner Participant under the 747 Leased Aircraft Trust Agreement, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, Subordination Agent and Indenture Trustee

     4.14 AFE Trust Indenture, dated as of July 31, 2000, between AFE Trust and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee

     4.15 First Amended and Restated Participation Agreement, dated as of July 20, 2000, among United Air Lines, Inc., Lessee, BancBoston United Leasing LLC, Owner Participant, State Street Bank and Trust Company, Owner Trustee, State Street Bank and Trust Company of Connecticut, National Association, Indenture Trustee

     4.16 First Amended and Restated Lease Agreement, dated as of July 20, 2000, between State Street Bank and Trust Company, Lessor, and United Air Lines, Inc., Lessee

     4.17 First Amended and Restated Trust Indenture and Security Agreement, dated as of July 20, 2000, between State Street Bank and Trust Company, Owner Trustee, and
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          State Street Bank and Trust Company of Connecticut, National
          Association, Indenture Trustee

     4.18 First Amended and Restated Trust Agreement, dated as of July 20, 2000, between BancBoston United Leasing LLC and State Street Bank and Trust Company

     4.19 Form of 757 Leased Aircraft Participation Agreement (Participation Agreement among United Air Lines, Inc., Lessee, General Foods Credit Corporation, Owner Participant, State Street Bank and Trust Company (as successor to The Connecticut National Bank), Owner Trustee, State Street Bank and Trust Company of Connecticut, National Association, Mortgagee)

     4.20 Form of 757 Lease (Lease Agreement between State Street Bank and Trust Company (as successor to The Connecticut National Bank), Lessor, and United Air Lines, Inc., Lessee)

     4.21 Form of 757 Leased Aircraft Indenture (Trust Indenture and Mortgage between State Street Bank and Trust Company (as successor to The Connecticut National Bank), Owner Trustee, and State Street Bank and Trust Company of Connecticut, National Association, Mortgagee)

     4.22 Form of 757 Leased Aircraft Trust Agreement (Trust Agreement between General Foods Credit Corporation, Owner Participant, and State Street Bank and Trust Company (as successor to The Connecticut National
          Bank), Owner Trustee

     4.23 Form of Owned Aircraft Participation Agreement (Participation Agreement among United Air Lines, Inc., Owner, and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee, Subordination Agent and Pass Through Trustee)

     4.24 Form of Owned Aircraft Indenture (Trust Indenture and Mortgage between United Air Lines, Inc., Owner, and State Street Bank and Trust Company of Connecticut, National Association, Indenture Trustee)

     4.25 Form of Swap Transaction (Swap Confirmation between United Air Lines, Inc. and AFE Trust incorporating by reference the ISDA Master Agreement between United Air Lines, Inc. and AFE Trust)

     4.26 United Air Lines Pass Through Certificate 2000-1A-1, Certificate No. 1

     4.27 United Air Lines Pass Through Certificate 2000-1A-2, Certificate No. 1

     4.28 United Air Lines Pass Through Certificate 2000-1B, Certificate No. 1

     4.29 United Air Lines Pass Through Certificate 2000-1C-1, Certificate No. 1
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     4.30 United Air Lines Pass Through Certificate 2000-1C-2, Certificate No. 1

     23.1 Consent of Aircraft Information Services, Inc., dated July 19, 2000

     23.2 Consent of AvSOLUTIONS, Inc., dated July 19, 2000

     23.3 Consent of Morten Beyer and Agnew, Inc., dated July 19, 2000